                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2003

                       SKYWAY COMMUNICATIONS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

             Florida                    000-320-33             65-0881662
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)

                   6021 142nd Ave North, Clearwater, FL 33760
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

                               I-TELECO.COM, INC.
              1221 BRICKELL AVENUE, SUITE 900, MIAMI, FLORIDA 33131
          (Former name or former address, if changed since last report)

                                       1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                              FINANCIAL STATEMENTS

                                 APRIL 30, 2003

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                                    CONTENTS

                                                                            PAGE

-        Independent Auditors' Report                                          1

-        Balance Sheet, April 30, 2003                                         2

-        Statements of Operations, for the year
         ended April 30, 2003 and for the periods
         from inception on April 24, 2002 through
         April 30, 2002 and 2003                                               3

-        Statement of Stockholders' Equity (Deficit),
         from inception on April 24, 2002 through
         April 30, 2003                                                        4

-        Statements of Cash Flows, for the year
         ended April 30, 2003 and for the periods
         from inception on April 24, 2002 through
         April 30, 2002 and 2003                                               5

-       Notes to Financial Statements                                     6 - 15

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
SKY WAY AIRCRAFT INC.
Clearwater, Florida

We have audited the accompanying balance sheet of Sky Way Aircraft Inc. [a development stage company] at April 30, 2003 and the related statements of operations, stockholders' equity and cash flows for the year ended April 30,
2003 and for the periods from inception on April 24, 2002 through April 30, 2002 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Sky Way Aircraft Inc. [a development stage company] as of April 30, 2003 and the results of its operations and its cash flows for the year ended April 30, 2003 and for the periods from inception on April 24, 2002 through April 30, 2002 and 2003, in conformity with generally accepted accounting principles in the United States of
America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company was only recently formed and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regards to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

PRITCHETT, SILER & HARDY, P.C.

July 18, 2003
Salt Lake City, Utah

                                       1

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                                  BALANCE SHEET

                                     ASSETS

                                                                       April 30,
                                                                         2003
                                                                    ------------

CURRENT ASSETS:
     Cash                                                        $          741
     Employee advance                                                     2,000
     Prepaid expense                                                      8,313
                                                                    ------------
               Total Current Assets                                      11,054
                                                                    ------------
PROPERTY AND EQUIPMENT, net                                             324,961

OTHER ASSETS:
     Indefinite-life intangible assets                                   23,800
     Deposit                                                             92,500
                                                                    ------------
               Total Other Assets                                       116,300
                                                                    ------------
                                                                 $      452,315
                                                                    ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Accounts payable                                            $       91,069
     Accrued payroll                                                     44,693
     Installment payable                                                250,000
     Advances from related party                                      1,316,946
                                                                    ------------
               Total Current Liabilities                              1,702,708
                                                                    ------------

COMMITMENTS AND CONTINGENCIES [See Note 9]                                    -

STOCKHOLDERS' EQUITY (DEFICIT):
     Preferred stock, $.001 par value,
       10,000,000 shares authorized,
       no shares issued and outstanding                                       -
     Common stock, $.001 par value,
       40,000,000 shares authorized,
       10,000,000 shares issued and
       outstanding                                                       10,000
     Capital in excess of par value                                      21,300
     Deficit accumulated during the
       development stage                                             (1,281,693)
                                                                    ------------
               Total Stockholders' Equity (Deficit)                  (1,250,393)
                                                                    ------------
                                                                 $      452,315
                                                                    ============

    The accompanying notes are an integral part of this financial statement.

                                       2

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                            STATEMENTS OF OPERATIONS

                                                                                       From Inception on April 24,
                                                                 For the Year            2002 Through April 30,
                                                                Ended April 30,        ---------------------------
                                                                     2003                 2002               2003
                                                                ----------------      -------------     -------------
REVENUE                                                       $                -  $              -     $           -

EXPENSES:
     Selling                                                               8,022                 -             8,022
     General and administrative                                          821,843             5,400           827,243
     Research and development                                            473,355                 -           473,355
                                                                ----------------      -------------     -------------
               Total Expenses                                          1,303,220             5,400         1,308,620
                                                                ----------------      -------------     -------------
LOSS BEFORE OTHER INCOME                                              (1,303,220)           (5,400)       (1,308,620)

OTHER INCOME:
     Rental income                                                        26,927                 -            26,927
                                                                ----------------      -------------     -------------
LOSS BEFORE INCOME TAXES                                              (1,276,293)           (5,400)       (1,281,693)

CURRENT TAX EXPENSE                                                            -                 -                 -

DEFERRED TAX EXPENSE                                                           -                 -                 -
                                                                ----------------      -------------     -------------
NET LOSS                                                      $       (1,276,293) $         (5,400)  $    (1,281,693)
                                                                ----------------      -------------     -------------
LOSS PER COMMON SHARE                                         $             (.10) $           (.00)  $          (.10)
                                                                ----------------      -------------     -------------

   The accompanying notes are an integral part of these financial statements.

                                       3

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                  FROM THE DATE OF INCEPTION ON APRIL 24, 2002

                             THROUGH APRIL 30, 2003

                                                                                                            Deficit
                                                                                                          Accumulated
                                                 Preferred Stock          Common Stock       Capital in   During the
                                                -----------------      -------------------    Excess of   Development
                                                Shares     Amount      Shares     Amount     Par Value       Stage
                                                -----------------      ------------------- ------------- --------------
BALANCE, April 24, 2002                              -   $      -             -  $      -   $         -   $           -

Issuance of 13,887,000 shares of common
  stock at approximately $.00054 per share for
  payment of organization costs of $1,870 and
  services rendered valued at $5,630 including
  $2,100 which was classified as stock offering
  costs and $3,530 which was classified as
  general and administrative expense, April 2002     -          -    13,887,000    13,887        (6,387)             -

Net loss for the period ended April 30, 2002         -          -             -         -             -         (5,400)
                                                -----------------      ------------------- ------------- --------------
BALANCE, April 30, 2002                              -          -    13,887,000    13,887        (6,387)        (5,400)

Cancellation of 3,888,360 shares of common
  stock, March 2003                                  -          -    (3,888,360)   (3,888)        3,888              -

Issuance of 1,360 shares of common stock at
  $17.50 per share for an amended license
  agreement valued at $23,800, March 2003            -          -         1,360         1        23,799              -

Net loss for the year ended April 30, 2003           -          -             -         -             -     (1,276,293)
                                                -----------------     -------------------  ------------- --------------
BALANCE, April 30, 2003                              -   $      -    10,000,000  $ 10,000   $    21,300  $  (1,281,693)
                                                =================     ===================  ============= ==============

    The accompanying notes are an integral part of this financial statement.

                                       4

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                            STATEMENTS OF CASH FLOWS

                                                                                         From Inception on April 24,
                                                                 For the Year              2002 Through April 30,
                                                                Ended April 30,          ---------------------------
                                                                     2003                 2002                2003
                                                               -----------------      -------------       --------------
Cash Flows from Operating Activities:
   Net loss                                                   $       (1,276,293) $          (5,400) $       (1,281,693)
   Adjustments to reconcile net loss to net cash
     used by operating activities:
     Depreciation                                                         20,876                  -              20,876
     Non-cash expenses                                                   296,303                  -             296,303
     Non-cash services rendered for stock                                      -              5,400               5,400
     Changes in assets and liabilities:
       (Increase) in employee advance                                     (2,000)                 -              (2,000)
       (Increase) in prepaid expense                                      (8,313)                 -              (8,313)
       (Increase) in deposit                                             (92,500)                 -             (92,500)
       Increase in accounts payable                                       91,069                  -              91,069
       Increase in accrued payroll                                        44,693                  -              44,693
                                                               -----------------      -------------        -------------
         Net Cash (Used) by Operating Activities                        (926,165)                 -            (926,165)
                                                               -----------------      -------------        -------------
Cash Flows from Investing Activities:
   Payments for property and equipment                                  (345,837)                 -            (345,837)
                                                               -----------------      -------------        -------------
         Net Cash (Used) by Investing Activities                        (345,837)                 -            (345,837)
                                                               -----------------      -------------        -------------
Cash Flows from Financing Activities:
   Advances from related party                                         1,290,221             26,725           1,316,946
   Payments of stock offering costs                                      (17,478)           (26,725)            (44,203)
                                                               -----------------      -------------        -------------
         Net Cash Provided by Financing Activities                     1,272,743                  -           1,272,743
                                                               -----------------      -------------        -------------
Net Increase (Decrease) in Cash                                              741                  -                 741

Cash at Beginning of Period                                                    -                  -                   -
                                                               -----------------      -------------        -------------
Cash at End of Period                                         $              741  $               -  $              741
                                                               -----------------      -------------        -------------

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the period for:
     Interest                                                 $                -  $               -  $                -
     Income taxes                                             $                -  $               -  $                -

Supplemental Schedule of Non-cash Investing and Financing Activities:
   For the period from inception on April 24, 2002 through April 30, 2003:
     In April 2003, the Company abandoned its proposed stock offering and wrote off the deferred stock offering costs of $46,303 directly to general and administrative expense.

     In March 2003, the Company issued 1,360 shares of common stock for an amended license agreement valued at $23,800.

     In March 2003, the Company cancelled 3,888,360 shares of common stock.

     In January 2003, the Company recorded an installment payable of $250,000 for the remaining purchase price under an Asset Purchase Agreement.  The
     Company also expensed  $250,000 of the purchase price which was for ground-site lease contact information and a temporary restriction on the transfer of certain patent rights.

     In April 2002, in connection with its organization, the Company issued
     13,887,000  shares of common stock for organization costs of $1,870 and services rendered valued at $5,630.

   The accompanying notes are an integral part of these financial statements.

                                       5

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization - Sky Way Aircraft Inc. ("the Company") was organized under the laws of the State of Nevada on April 24, 2002. The Company plans to provide security and other services for the airline industry through applications of its licensed high-speed, broadband wireless technology. The Company has not yet generated any revenues from its planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No.
        7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

        On June 21, 2003, the Company was acquired by Skyway Communications
        Holding Corp. ("SWC") pursuant to an Amended and Restated Agreement and Plan of Merger [See Note 10]. The agreement called for SWC to issue 1,000,000 shares of Series B convertible preferred stock to the shareholders of the Company for 100% of the outstanding shares of the
        Company's common stock and for SWC to issue 1,000,000 shares of Series
        A convertible preferred stock to the shareholders of the Company for
        100% of the outstanding shares of the Company's preferred stock wherein the Company became a wholly-owned subsidiary of SWC.

        Fiscal Year - The Company's fiscal year-end is April 30th.

        Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

        Accounts and Loans Receivable - The Company records accounts and loans receivable at the lower of cost or fair value. The Company determines the lower of cost or fair value of non-mortgage loans on an individual asset basis. The Company recognizes interest income on an account receivable based on the stated interest rate for past-due accounts over the period that the account is past due. The Company recognizes interest income on a loan receivable based on the stated interest rate over the term of the loan. The Company accumulates and defers fees and costs associated with establishing a receivable to be amortized over the estimated life of the related receivable. The Company estimates allowances for doubtful accounts and loan losses based on the aged receivable balances and historical losses. The Company records interest income on delinquent accounts and loans receivable only when payment is received. The Company first applies payments received on delinquent accounts and loans receivable to eliminate the outstanding principal. The Company charges off uncollectible accounts and loans receivable when management estimates no possibility of collecting the related receivable. The Company considers accounts and loans receivable to be past due or delinquent based on contractual terms.

        Property and Equipment - Property and equipment are stated at cost.
        Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets of four to five years. In accordance with Statement of Financial Accounting Standards
        No. 144, "Accounting for the Impairment or Disposal of Long-Lived
        Assets", the Company periodically reviews their property and equipment for impairment.

                                       6

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

        Website Costs - The Company has adopted the provisions of Emerging
        Issues Task Force 00-2, "Accounting for Web Site Development Costs."
        Costs incurred in the planning stage of a website are expensed as research and development while costs incurred in the development stage are capitalized and amortized over the life of the asset, estimated to be five years. As of April 30, 2003, the Company has capitalized a total of $1,988 of website costs. The Company did not incur any planning costs and did not record any research and development costs for the year ended April 30, 2003 or for the period from inception on
        April 24, 2002 through April 30, 2002.

        Intangible Assets - The Company accounts for their intangible assets in accordance with Statement of Financial Accounting Standards No.
        142, "Goodwill and Other Intangible Assets". SFAS No. 142 establishes three classifications for intangible assets including definite-life intangible assets, indefinite-life intangible assets and goodwill and requires different accounting treatment and disclosures for each classification. In accordance with SFAS No. 142, the Company periodically reviews their intangible assets for impairment. No impairment was recorded during the year ended April 30, 2003 or during the period from inception on April 24, 2002 through April 30, 2002.

        Stock Offering Costs - Costs related to proposed stock offerings are deferred and will be offset against the proceeds of the offering. In the event a stock offering is unsuccessful, the costs related to the offering will be written off to expense.

        Organization Costs - Organization costs, which reflect amounts expended to organize the Company, were expensed as incurred.

        Advertising Costs - Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received.

        Research and Development - Research and development costs are expensed as incurred. The Company expensed $473,355 and $0 in research and development costs during the year ended April 30, 2003 and the period from inception on April 24, 2002 through April 2002, respectively.

        Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting
        for Income Taxes" [See Note 5].

        Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting
        Standards No. 128, "Earnings Per Share" [See Note 8].

        Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United
        States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

                                        7

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

        Recently Enacted Accounting Standards - Statement of Financial
        Accounting Standards ("SFAS") No. 146, "Accounting for Costs
        Associated with Exit or Disposal Activities", SFAS No. 147,
        "Acquisitions of Certain Financial Institutions - an Amendment of FASB
        Statements No. 72 and 144 and FASB Interpretation No. 9", SFAS No.
        148, "Accounting for Stock-Based Compensation - Transition and
        Disclosure - an Amendment of FASB Statement No. 123", SFAS No. 149,
        "Amendment of Statement 133 on Derivative Instruments and Hedging
        Activities", and SFAS No. 150, "Accounting for Certain Financial
        Instruments with Characteristics of both Liabilities and Equity", were recently issued. SFAS No. 146, 147, 148, 149 and 150 have no current applicability to the Company or their effect on the financial statements would not have been significant.

        Restatement - The financial statements have been restated for all periods presented to reflect a 1.8516-for-1 forward stock split effected on March 11, 2003 [See Note 4].

NOTE 2 - PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at:

                                                                       April 30,
                                                                         2003
                                                                   -------------
         Machinery and equipment                                $       264,569
         Vehicles                                                        79,280
         Website                                                          1,988
                                                                   -------------
                                                                        345,837

         Less: accumulated depreciation                                 (20,876)
                                                                   -------------
         Net property and equipment                             $       324,961
                                                                   -------------

        Depreciation expense for the year ended April 30, 2003 and for the period from inception on April 24, 2002 through April 30, 2002 amounted to $20,876 and $0, respectively.

NOTE 3 - INDEFINITE-LIFE INTANGIBLE ASSETS

     Indefinite-life intangible assets consist of the following at:

                                                                      April 30,
                                                                          2003
                                                                    ------------
                  License agreement with Sky Way Global, Inc.    $       23,800
                                                                    ------------
                         Indefinite-life Intangible Assets       $       23,800
                                                                    ------------

                                       8

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - INDEFINITE-LIFE INTANGIBLE ASSETS [Continued]

On March 11, 2003, the Company signed an Amended and Restated Software
License and Services Agreement with Sky Way Global, LLC ("SWG"), an entity under common control, to replace the Company's Licensing
Agreement [See Note 9]. Under this new agreement, the Company issued
1,360 shares of common stock valued at $23,800 to obtain the rights for indefinite use of certain high-speed, broadband wireless technology for the aircraft industry and other related uses.
Subsequently, this agreement was replaced by a License Agreement [See
Note 10].

NOTE 4 - CAPITAL STOCK

        Preferred stock - The Company has authorized 10,000,000 shares of preferred stock, $.001 par value, with such rights, preferences and designations and to be issued in such series as determined by the
        Board of Directors. No shares were issued and outstanding at April 30,
        2003.

        Common Stock - The Company has authorized 40,000,000 shares of common stock with a par value of $.001. In March 2003, the Company issued
        1,360 shares of common stock at $17.50 per share for an amended license agreement valued at $23,800.

        In April 2002, in connection with its organization, the Company issued
        13,887,000 shares of its previously authorized but unissued common stock at approximately $.00054 per share for payment of organization costs of $1,870 and non-cash services valued at $5,630 including
        $2,100 which was classified as stock offering costs and $3,530 which was classified as general and administrative expense.

        Cancellation - In March 2003, the Company's Board of Directors
        approved to cancel 3,888,360 shares of common stock that had been accounted for as issued to consultants in April 2002 [See Note 9].

        Stock Split - On March 11, 2003, the Company's Board of Directors
        approved a 1.8516-for-1 forward stock split.

        Abandoned Proposed Stock Offering - The Company was proposing to make a public offering of 5,000,000 shares of its previously authorized but unissued common stock. The offering was proposed to be registered with the Securities and Exchange Commission on Form SB-2. An offering price of $17.50 per share was arbitrarily determined by the Company. The offering was to be managed by Company management, who would receive no sales commissions or other compensation in connection with the offering, except for reimbursement of expenses actually incurred on behalf of the Company in connection with the offering. Offering costs were estimated to be approximately $73,000. In April 2003, the Company abandoned its proposed stock offering and wrote off the deferred stock offering costs of $46,303 directly to general and administrative expense. Of the $46,303 of stock offering costs, $2,100 was paid by issuing 3,888,360 shares of common stock.

                                       9

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 5 - INCOME TAXES

        The Company accounts for income taxes in accordance with Statement of
        Financial Accounting Standards No. 109, "Accounting for Income Taxes".
        SFAS No. 109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.
        At April 30, 2003, the Company has available unused operating loss carryforwards of approximately $1,128,000, which may be applied against future taxable income and which expire in various years through 2023.

        At April 30, 2003, the total of all deferred tax assets was approximately $252,000 and the total of all deferred tax liabilities was approximately $0. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance of approximately $252,000. The net change in the valuation allowance was approximately $251,000 during the year ended April 30,
        2003.

        The temporary differences gave rise to the following deferred tax asset (liability):

                                                                      April 30,
                                                                        2003
                                                                    ------------
                  Excess of tax over financial
                    accounting depreciation                   $          24,667
                  Accrued compensation                                    5,327
                  Net operating loss carryover                          221,849

        The components of federal income tax expense from continuing operations consisted of the following for the year ended:

                                                                      April 30,
                                                                        2003
                                                                    ------------
                  Current income tax expense:
                      Federal                                 $               -
                      State                                                   -
                                                                    ------------
                  Net current tax expense                     $               -
                                                                    ------------

                  Deferred tax expense (benefit) resulted from:
                      Excess of tax over financial
                        accounting depreciation               $         (24,667)
                      Accrued compensation                               (5,327)
                      Net operating loss carryover                     (221,039)
                      Valuation allowance                               251,033
                                                                    ------------
                  Net deferred tax expense                    $               -
                                                                    ------------

        Deferred income tax expense results primarily from the reversal of temporary timing differences between tax and financial statement income.

                                       10

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 5 - INCOME TAXES [Continued]

        The reconciliation of income tax from continuing operations computed at the U.S. federal statutory tax rate to the Company's effective rate is as follows for the year ended:

                                                                      April 30,
                                                                        2003
                                                                    ------------
                  Computed tax at the expected
                    federal statutory rate                                15.00%
                  State income taxes, net of federal benefit               4.67
                  Valuation allowance                                    (19.67)
                                                                    ------------
                  Effective income tax rates                               0.00%
                                                                    ------------

NOTE 6 - GOING CONCERN

        The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of
        America, which contemplate continuation of the Company as a going concern. However, the Company was only recently formed and has not yet been successful in establishing profitable operations. Further, the
        Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of its common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 7 - RELATED PARTY TRANSACTIONS

        License Agreements - The Company has entered into licensing agreements with Sky Way Global, LLC ("SWG"), an entity under common control [See
        Notes 3, 9 and 10].

        Advances - As of April 30, 2003, Sky Way Global, LLC ("SWG"), an
        entity under common control, has made payments on behalf of the
        Company and has made advances to the Company totaling $1,316,946. The advances bear no interest and are due on demand.

        Office Space - The Company shares office space with Sky Way Global,
        LLC ("SWG"), an entity under common control. The Company divides its monthly rental costs for the office space and bills SWG for their portion. During the year ended April 30, 2003 and the period from inception on April 24, 2002 through April 30, 2002, the Company billed
        SWG $26,927 and $0, respectively, in rent.

                                       11

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 7 - RELATED PARTY TRANSACTIONS [Continued]

        Management Compensation - During the year ended April 30, 2003 and the period from inception on April 24, 2002 through April 30, 2002, respectively, the Company expensed $125,037 and $3,530 as compensation to the Company's President. At April 30, 2003, the Company owed
        $13,579 in accrued salary to the Company's President.

        During the year ended April 30, 2003 and the period from inception on
        April 24, 2002 through April 30, 2002, respectively, the Company expensed $44,814 and $0 as compensation to the Company's Chief
        Executive Officer. At April 30, 2003, the Company owed $16,159 in accrued salary to the Company's Chief Executive Officer.

NOTE 8 - LOSS PER SHARE

        The following data shows the amounts used in computing loss per share:

                                                                                    From Inception on April 24,
                                                                 For the Year         2002 Through April 30,
                                                                Ended April 30,   ----------------------------
                                                                     2003              2002             2003
                                                               -----------------  --------------  ---------------
         Loss from operations available to
         common shareholders (numerator)                      $      (1,276,293)  $      (5,400)  $    (1,281,693)
                                                               -----------------  --------------  ---------------
         Weighted average number of common
         shares outstanding used in loss per
         share for the period (denominator)                          13,354,534      13,887,000        13,363,146
                                                               -----------------  --------------  ---------------

        Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

        Asset Purchase Agreement - On January 16, 2003, the Company signed an
        Asset Purchase Agreement with Claircom Communications Group, Inc.
        ["Claircom"] to purchase certain network equipment and information about ground-site lease contacts for $500,000. The agreement calls for
        $250,000 cash to be paid upon execution and $250,000 cash to be paid by May 30, 2003. The agreement also prohibited Claircom from assigning certain patent rights to third parties until February 28, 2003.

        Consulting Agreement - At the time of its organization, the Company entered into an agreement with a consultant who was to provide assistance related to fund raising and future stock offerings. The consultant received 2,777,400 shares of common stock valued at $1,500.
        The consultant also received cash payments of $26,725 for his services. The payments were classified as stock offering costs.

        Employment Agreements - In April 2003, the Company entered into a five-year Employment Agreement with its Chief Executive Officer. The agreement calls for the Company to pay an annual salary of $175,000 to the Chief Executive Officer and the annual salary is to be increased by 10% each year.

                                       12

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 9 - COMMITMENTS AND CONTINGENCIES [Continued]

        In April 2003, the Company entered into a five-year Employment
        Agreement with its President. The agreement calls for the Company to pay an annual salary of $150,000 to the President and the annual salary is to be increased by 10% each year.

        Engagement Letter - On February 20, 2003, the Company signed an agreement with Michael T. Williams, Esq. to issue 25,000 shares of common stock in exchange for legal services. The agreement provided for the stock to be registered with the Securities and Exchange
        Commission on Form S-8. This agreement was cancelled and no shares were issued.

        Escrow Agreement - In January 2003, the Company signed an Escrow
        Agreement with ECI Telecom, Inc. ("ECI") and Klein & Heuchan ("KH") to rent office space for the month of February 2003 while a long-term lease was finalized. The agreement called for the Company to deposit
        $105,000 with KH and for rent of $16,000 to accrue for February. On
        March 7, 2003, the Company signed an Extension of Escrow Agreement with ECI and KH to provide for the Company to continue to occupy the rented office space through April 30, 2003. This agreement was replaced by a Lease Agreement [See Note 10].

        Licensing Agreement - The Company entered into a ten-year licensing agreement with Sky Way Global, LLC ("Global"), an entity under common control. The Company was to pay a royalty fee of 5% of gross sales for the exclusive right to use Global's high-speed, broadband wireless technology for the aircraft industry. The royalty fee was to be adjusted every six months, but was limited to 30% of gross sales. The agreement was renewable in five-year increments with mutual consent.
        This agreement was replaced by an Amended and Restated Software
        License and Services Agreement [See Note 3].

        Services Agreement - In February 2003, the Company entered into a three-year Services Agreement with XO Communications, Inc. ["XO"]. The agreement calls for XO to provide internet services to the Company and the term of the agreement does not begin until XO has completed installation of the internet connection. The agreement requires the
        Company to purchase a minimum of $4,600 of services per month with annual minimum purchases of $55,200 for the first year, $110,400 for the second year and $165,600 for the third year. At April 30, 2003, XO had not yet complete installation of the internet connection and no amount has been accrued in the accompanying financial statements for the payments required under this agreement.

        Stock Cancellation and Contingency - In March 2003, the Company's
        Board of Directors approved to cancel 3,888,360 shares of common stock that had been accounted for as issued to consultants in April 2002.
        Management claims that consideration was not received for the stock.
        Although the certificates representing these shares were not delivered, the possibility exists that the consultants may demand delivery of the shares pursuant to agreements with the Company.

                                       13

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 10 - SUBSEQUENT EVENTS

        Lease Agreement - On May 9, 2003, the Company signed a Lease Agreement with ECI Telecom, Inc ("ECI") to replace an escrow agreement for office space [See Note 9]. The lease provides for a five-year term beginning February 1, 2003 and the lease is renewable for one additional five-year term. The lease requires payments of $46,367 per month beginning June 2003 and skipping January 2004. The lease payments will increase 3% each February 1 and the Company will pay additional expenses for upkeep of the building. The lease continues the $92,500 security deposit of the escrow agreement. The Company paid the $15,000 required under the lease in order for the Company to have the option to purchase the leased office space for $4,750,000 by
        August 1, 2003 or $4,900,000 by November 1, 2003. The lease is guaranteed by Sky Way Global, LLC, an entity under common control.

        Employment Agreements - On June 20, 2003, in connection with a planned acquisition, the Company entered into new three-year employment agreements with its Chief Executive Officer and with its President.
        The agreements call for the Company to pay an annual salary of
        $150,000 to each and the annual salaries are to be increased by 10%
        each year. The agreements also call for the Company to grant options to purchase 210,000 shares of common stock to each which will vest over the three-year term of the agreements.

        Note Payable - On June 19, 2003, the Company converted the amounts owed to Sky Way Global, LLC, an entity under common control, into a promissory note. The note accrues no interest and is due on demand.

        Series A Preferred Stock Designation - On June 20, 2003, the Company
        designated 1,000,000 shares of preferred stock as Series A with a stated value of $15,000,000. Each share of Series A preferred stock is convertible into one share of common stock. In certain circumstances, the Company may require the conversion of the Series A preferred stock. Series A preferred stock shareholders have the same voting rights as if their stock was converted into shares of common stock.
        Series A preferred stock shareholders must approve all common stock dividends and are entitled to share in common stock dividends as if their stock was converted into shares of common stock. Shares of
        Series A preferred stock are redeemable at the stated value plus 1%.
        In the event of liquidation of the Company, Series A preferred stock shareholders are entitled to the stated value of their shares plus one percent interest per annum and any unpaid dividends.

        Series A Preferred Stock Issuance - On June 21, 2003, the Company
        issued 1,000,000 shares of Series A preferred stock to Sky Way Global,
        LLC ("SWG"), an entity under common control, as repayment of all amounts owed to SWG as of June 21, 2003 including a promissory note signed June 19, 2003.

        Acquisition - On June 21, 2003, the Company was acquired by Skyway
        Communications Holding Corp. ("SWC") pursuant to an Amended and
        Restated Agreement and Plan of Merger. The agreement called for SWC to issue 1,000,000 shares of Series B convertible preferred stock to the shareholders of the Company for 100% of the outstanding shares of the
        Company's common stock and for SWC to issue 1,000,000 shares of Series
        A convertible preferred stock to the shareholders of the Company for
        100% of the outstanding shares of the Company's preferred stock whereby the Company became a wholly-owned subsidiary of SWC.

                                       14

                              SKY WAY AIRCRAFT INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE 10 - SUBSEQUENT EVENTS [Continued]

        License Agreement - On June 23, 2003, the Company signed a License
        Agreement with Sky Way Global, LLC ("SWG"), an entity under common control, to replace the Company's Amended and Restated Software
        License and Services Agreement [See Note 3]. This new agreement exclusively and irrevocably assigns virtually all of SWG's rights to certain patented technology in exchange for a royalty of 3% of the
        Company's net revenues.

                                       15

                              SKY WAY AIRCRAFT INC.
                     AND SKYWAY COMMUNICATIONS HOLDING CORP.

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of SkyWay Communications Holding Corp. (a Florida corporation)
("PARENT") as of April 30, 2003 and the balance sheet of Sky Way Aircraft Inc.
(a Delaware corporation) ("SUBSIDIARY") as of April 30, 2003, accounting for the transaction as a reorganization of SUBSIDIARY in a manner similar to a reverse purchase with the issuance of common stock of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period. The transaction was not completed as of April 30, 2003.

The following unaudited proforma condensed combined statement of operations combines the results of operations of PARENT for the thirteen months ended April
30, 2003 and the results of operations of SUBSIDIARY for the year ended April
30, 2003 as if the transaction had occurred at the beginning of the periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of
PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the beginning of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                                       1

                              SKY WAY AIRCRAFT INC.
                     AND SKYWAY COMMUNICATIONS HOLDING CORP.

                    PROFORMA CONDENSED COMBINED BALANCE SHEET

                                 APRIL 30, 2003

                                     ASSETS

                                   [Unaudited]

                                               SkyWay
                                           Communications             Sky Way
                                            Holding Corp.          Aircraft Inc.        Proforma
                                           April 30, 2003         April 30, 2003        Increase         Proforma
                                              [PARENT]             [SUBSIDIARY]        (Decrease)        Combined
                                           ---------------        ---------------    ---------------  ---------------
ASSETS:
    Cash                                  $              -      $            741     $               $            741
    Employee advances                                    -                 2,000                                2,000
    Prepaid expense                                      -                 8,313                                8,313
    Property and equipment, net                          -               324,961                              324,961
    Intangible assets, net                               -                23,800                               23,800
    Security deposit                                     -                92,500                               92,500
                                           ---------------        ---------------    ---------------  ---------------
                                          $              -      $        452,315     $               $        452,315
                                           ---------------        ---------------    ---------------  ---------------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
    Accounts payable                      $         56,903      $         91,069  $ [C]      50,000  $        197,972
    Accrued payroll and taxes                       68,950                44,693                              113,643
    Notes and loans payable                         25,000               250,000                              275,000
    Related party payables                           3,600             1,316,946    [A]  (1,316,946)            3,600
                                           ---------------        ---------------    ---------------  ---------------
       Total Liabilities                           154,453             1,702,708         (1,266,946)          590,215
                                           ---------------        ---------------    ---------------  ---------------
STOCKHOLDERS' EQUITY (DEFICIT):

                                                                                    [B]      (1,000)
                                                                                    [B]         200
    Preferred stock                                      -                     -    [A]       1,000               200

    Common stock                                     4,682                10,000    [B]     (10,000)            4,682

                                                                                    [A]   1,315,946
                                                                                    [D]    (391,044)
                                                                                    [C]     (50,000)
    Additional paid in capital                     231,909                21,300    [B]      10,800         1,138,911

    Deficit accumulated during
          development stage                       (391,044)           (1,281,693)   [D]     391,044        (1,281,693)
                                           ---------------        ---------------    ---------------  ---------------
       Total Stockholders' Equity (Deficit)       (154,453)           (1,250,393)         1,266,946          (137,900)
                                           ---------------        ---------------    ---------------  ---------------
                                          $              -      $        452,315    $             -  $        452,315
                                           ---------------        ---------------    ---------------  ---------------

         See Notes To Unaudited Proforma Condensed Financial Statements.

                                       2

                              SKY WAY AIRCRAFT INC.
                     AND SKYWAY COMMUNICATIONS HOLDING CORP.

               PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                   [Unaudited]

                                                  SkyWay
                                              Communications          Sky Way
                                               Holding Corp.        Aircraft Inc.
                                             For the Thirteen       For the Year
                                               Months Ended          Ended April        Proforma
                                               April 30, 2003         30, 2003          Increase         Proforma
                                                 [PARENT]           [SUBSIDIARY]       (Decrease)        Combined
                                              ---------------      ---------------    ---------------  ---------------
REVENUE                                   $                 -     $              -   $            -   $             -
                                              ---------------      ---------------    ---------------  ---------------
EXPENSES:
    Selling                                                 -                8,022                -             8,022
    General and administrative                         47,868              821,843                -           869,711
    Research and development                                -              473,355                -           473,355
                                              ---------------      ---------------    ---------------  ---------------
    Total expenses                                     47,868            1,303,220                -         1,351,088
                                              ---------------      ---------------    ---------------  ---------------
INCOME (LOSS) FROM OPERATIONS                         (47,868)          (1,303,220)               -        (1,351,088)
                                              ---------------      ---------------    ---------------  ---------------
OTHER INCOME (EXPENSE)                                (11,819)              26,927                -            15,108
                                              ---------------      ---------------    ---------------  ---------------
INCOME (LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES                          (59,687)          (1,276,293)               -        (1,335,980)

PROVISION FOR INCOME TAXES                                  -                    -                -                 -
                                              ---------------      ---------------    ---------------  ---------------
NET INCOME (LOSS)                         $           (59,687)   $      (1,276,293) $             -  $     (1,335,980)
                                              ---------------      ---------------    ---------------  ---------------
BASIC NET (LOSS) PER COMMON SHARE                                                                    $           (.03)
                                                                                                       ---------------

         See Notes To Unaudited Proforma Condensed Financial Statements.

                                       3

                              SKY WAY AIRCRAFT INC.
                     AND SKYWAY COMMUNICATIONS HOLDING CORP.

            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

NOTE 1 - SKYWAY COMMUNICATIONS HOLDING CORP.

        SkyWay Communications Holding Corp. ["PARENT"] was formed in the State of Florida on December 16, 1998. PARENT has been in the development stage since inception. PARENT changed its name to SkyWay
        Communications Holding Corp. during 2003.

NOTE 2 - SKY WAY AIRCRAFT INC.

        Sky Way Aircraft Inc. ["SUBSIDIARY"] was organized under the laws of the State of Nevada on April 24, 2002. SUBSIDIARY plans to provide security and other services for the airline industry through applications of its licensed high-speed, broadband wireless technology.

NOTE 3 - PROFORMA ADJUSTMENTS

        On June 21, 2003, SUBSIDIARY was acquired by PARENT pursuant to an
        Amended and Restated Agreement and Plan of Merger. The agreement called for PARENT to issue 1,000,000 shares of Series B convertible preferred stock to the common shareholders of SUBSIDIARY for 100% of the outstanding common shares of SUBSIDIARY and to issue 1,000,000 shares of Series A convertible preferred stock for 100% of the outstanding preferred stock of Subsidiary in a transaction wherein
        SUBSIDIARY would became a wholly-owned subsidiary of PARENT.

        The ownership interests of the former owners of SUBSIDIARY in the combined enterprise will be greater than that of the ongoing shareholders of PARENT and, accordingly, the management of SUBSIDIARY will assume operating control of the combined enterprise.
        Consequently, the acquisition is accounted for as the recapitalization of SUBSIDIARY, wherein SUBSIDIARY purchased the assets of PARENT and accounted for the transaction as a reverse purchase for accounting purposes.

        SUBSIDIARY previously reflected in its April 30, 2003 financial statements, a 1.8516 for 1 forward common stock split (effected by dividend).

        Proforma adjustments on the attached financial statements include the following:

        [A] To record the issuance of 1,000,000 shares of preferred stock
            ($.001 par value) by subsidiary to cancel related party debt.

        [B] To record the Purchase of SUBSIDIARY by PARENT through the issuance of 1,000,000 shares of Series A preferred stock ($.0001 par value) and 1,000,000 shares of Series B preferred stock ($.0001 par value).

        [C] The estimated costs incurred in completing the reorganization have been treated as stock issuance costs by PARENT and, therefore, as a reduction of additional paid-in capital. These estimated costs
            ($50,000) consist primarily of legal fees and finders fees.

                                       4

                              SKY WAY AIRCRAFT INC.
                     AND SKYWAY COMMUNICATIONS HOLDING CORP.

            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

NOTE 3 - PROFORMA ADJUSTMENTS [Continued]

        [D] To eliminate the accumulated deficit of PARENT at the date of acquisition to reflect the purchase by SUBSIDIARY for accounting purposes.

NOTE 4 - PROFORMA (LOSS) PER SHARE

        The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.

                                       5

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SKYWAY COMMUNICATIONS HOLDING CORP.
                                      (Registrant)

Date:  September 4, 2003              By: /s/ James Kent
                                              James Kent, Chief Executive Officer